SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities
                    Exchange Act of 1934


        Date of report ( Date of Earliest Event Reported) :
                        November 23, 1999

                 PETROLEUM HELICOPTERS, INC.
    (Exact name of registrant as specified in its charter)


          Louisiana           0-9827           72-0395707
       (State or other       (Commission       (I.R.S. Employer
         jurisdiction         File             Identification No.)
       incorporation )        Number)

  2121 Airline Drive, Suite 400
   P.O. Box 578, Metairie,
          Louisiana                            70001-5979
    (Address of principal                      (Zip Code)
      executive offices)

        Registrant's telephone number, including area code:
                        (504)  828-3323


                             N/A
    (Former name or former address, if changed since last
                          report.)


Item 4. Change in Certifying Accountants of Petroleum Helicopters,Inc.
        ______________________________________________________________

On  November 23, 1999, the Registrant notified KPMG LLP that
they   were   dismissed  as  the  Registrant's   independent
auditors.

In connection with the audit of the Registrant's financial statements for each of the prior two fiscal years ended April 30, 1999 and April 30, 1998 and for any subsequent interim period prior to and including November 23, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused KPMG LLP to make reference to the subject matter of the disagreements in connection with its reports.

The audit reports of KPMG LLP on the Company's consolidated financial statements for the past two fiscal years ended April 30, 1999 and April 30, 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to dismiss KPMG LLP was approved by the Registrant's audit committee of the board of directors and by the Registrant's board of directors.



                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PETROLEUM HELICOPTERS,INC
                                BY /s/ Michael J. McCann
                                ________________________________
                                       Michael J. McCann
                                       Chief Financial Officer
                                       and Treasurer

                                DATE: December 1, 1999